                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

SCUDDER HIGH INCOME TRUST

  "... After struggling throughout most of 2000, high-yield bonds were the stars of the bond market in the first five months of 2001. ..."

                                                      [SCUDDER INVESTMENTS LOGO]

                                                                       CONTENTS



                                                                              3
                                                              ECONOMIC OVERVIEW



                                                                              5
                                                             PERFORMANCE UPDATE



                                                                              7
                                                           PORTFOLIO STATISTICS



                                                                              8
                                                               LARGEST HOLDINGS



                                                                              9
                                                       PORTFOLIO OF INVESTMENTS



                                                                             18
                                                           FINANCIAL STATEMENTS



                                                                             22
                                                           FINANCIAL HIGHLIGHTS



                                                                             23
                                                  NOTES TO FINANCIAL STATEMENTS



                                                                             26
                                                          SHAREHOLDERS' MEETING

AT A GLANCE

TERMS TO KNOW

 SCUDDER HIGH INCOME TRUST
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001:

                                       SCUDDER HIGH
                                       INCOME TRUST
 .......................................................
    BASED ON NET ASSET VALUE              10.20%
 .......................................................
    BASED ON MARKET VALUE                 19.22%
 .......................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    NET ASSET VALUE                  $6.31      $6.09
 .........................................................
    MARKET PRICE                     $8.07      $7.19
 .........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, NET ASSET VALUE, DISTRIBUTION RATES AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

INVESTMENTS BY THE TRUST IN LOWER-QUALITY BONDS PRESENT GREATER RISK TO PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER-QUALITY BONDS.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE TRUST AS OF MAY 31, 2001.

                                     SCUDDER HIGH
                                     INCOME TRUST
 .....................................................
    SIX-MONTHS INCOME                  $0.4560
 .....................................................
    MAY DIVIDEND                       $0.0750
 .....................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)          14.26%
 .....................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)             11.15%
 .....................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest rate changes.

YIELD A measure of net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the shares at the end of the period.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE
                             THE HIGH-YIELD BOND MARKET SHOT OUT OF THE GATE IN 2001. SHARP CUTS IN SHORT-TERM INTEREST RATES, A SLOWING U.S. ECONOMY AND INCREASED ISSUANCE OF HIGH-YIELD BONDS HELPED HIGH-YIELD BONDS OUTPERFORM MANY EQUITY AND BOND CATEGORIES DURING THE SIX-MONTH PERIOD ENDING MAY 31, 2001. BELOW, THE TRUST'S MANAGEMENT TEAM DISCUSSES THE BOND MARKET ENVIRONMENT AND THE TRUST'S PERFORMANCE DURING THE PERIOD.


[RESIS PHOTO]

HARRY RESIS JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF SCUDDER HIGH INCOME TRUST. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[DOYLE PHOTO]
DAN DOYLE IS A PORTFOLIO MANAGER FOR THE TRUST. HE IS A SENIOR VICE PRESIDENT AND JOINED THE ORGANIZATION IN 1986. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

Q     HOW DID THE OVERALL BOND MARKET PERFORM OVER THE SIX-MONTH PERIOD ENDING
MAY 31, 2001?

A     The bond market posted strong results during the period, as the U.S.
economy slowed, interest rates declined, and the stock market gyrated. In the last six months, the Federal Reserve Board has cut interest rates on five separate occasions for a total reduction of 250 basis points, placing the federal funds lending rate at 4 percent. Those falling rates coupled with a slower U.S. economy and a volatile stock market helped to rekindle investor interest in bonds and helped boost returns. As measured by the Lehman Aggregate Bond Index,* the general bond market delivered a respectable 5.14 percent during the period. Long-term government bonds didn't post as much of a pop during the period, with the Lehman Long-Term Government Bond Index* returning just 1.31 percent. In contrast, corporate bonds soared with the Lehman Corporate Bond Index* a 6.61 percent return during the period.

* THE LEHMAN AGGREGATE BOND INDEX IS A TOTAL-RETURN INDEX INCLUDING FIXED-RATE DEBT ISSUES RATED INVESTMENT GRADE OR BETTER. IT CONTAINS GOVERNMENT, CORPORATE AND MORTGAGE SECURITIES AND IS GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR INVESTMENT-GRADE BONDS AS A WHOLE. THE LEHMAN CORPORATE BOND INDEX IS AN INDEX BASED ON ALL PUBLICLY ISSUED INTERMEDIATE FIXED-RATE, NON-CONVERTIBLE INVESTMENT GRADE DOMESTIC CORPORATE DEBT. THE LEHMAN LONG-TERM GOVERNMENT BOND INDEX IS A TOTAL-RETURN INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR TREASURIES AND GOVERNMENT AGENCY SECURITIES WITH MATURITIES GREATER THAN 10 YEARS. INVESTORS CANNOT INVEST IN THE INDICES.

Q     HOW DID HIGH-YIELD BONDS FARE?

A     After struggling throughout most of 2000, high-yield bonds were the stars of the bond market in the first five months of 2001. The JP Morgan Global High Yield Index gained 6.37 percent in the first five months of 2001, which exceeded the returns posted by many other equity and bond categories. Thus far in 2001, high-yield bonds were aided by renewed investor interest, rate cuts and an increased issuance of new high-yield bonds. Within the high-yield market, higher-quality BB-rated bonds have generally continued to outperform lower-quality B-rated bonds as economic concerns have created a flight to quality. According to figures from JP Morgan, upper-tier high-yield bonds delivered 7.89 percent in the first five months of 2001, while middle-tier high-yield bonds returned 6.59 percent in the same period.

  High-yield bonds saw pronounced differences between the returns of telecom sectors, particularly wire-line companies, which have struggled, and most other high-yield sectors, which thrived. For example, through the first five months of 2001, the wireline telecom sector lost nearly 16 percent according to JP Morgan. In contrast, sectors such as food/ drug, retail and health care turned in 32.60 percent, 20.36 percent and 13.20 percent respectively, according to JP Morgan.

PERFORMANCE UPDATE

Q     DEFAULT RATES HAVE SOARED DURING THE PERIOD. WHAT EFFECT DO YOU SEE THE
INCREASE IN DEFAULTS HAVING ON THIS PORTFOLIO.

A     Default rates have certainly been on the increase over the last year.
However, we do not see that rise as a major concern for the portfolio. Historically, changes in default rates have been lagging indicators of the high-yield market's direction. In fact, in 1991 when the default rate jumped to about 12 percent, high-yield bonds provided returns of nearly 40 percent, according to Merrill Lynch. At that time, the market began to recover well before defaults peaked. Of course, past performance is no indication of future results.

Q     HOW DID SCUDDER HIGH INCOME TRUST PERFORM IN THIS ENVIRONMENT?

A     During the six-month period, the trust posted outstanding performance relative to its peers and indices on both a net asset value and market value basis. It delivered a 10.20 percent return on a net asset value basis and a
19.22 percent return on a market value basis. Those results handily outpace the
7.63 return by its typical peer in the Lipper High Current Yield Funds (Leveraged) category.

Q     HOW WAS THE TRUST POSITIONED DURING THE PERIOD?

A     Beginning in the fourth quarter of 2000, we worked to maintain a higher-quality portfolio, keeping an above-average percentage of assets in BB-rated securities relative to many of our peers. At the same time, we decreased our commitment to B-rated securities and added a slice of Treasuries to the mix. These moves were designed to help the fund benefit from what we anticipated would be a decline in interest rates. As rates fell in 2001 -- even more than we expected -- we reduced our Treasury stake and added selectively to undervalued B rated issues, which we felt would benefit. In the period ending May 31, 2001, we continued to stick with our BB rated position and search for worthy opportunities in newly issued B-rated issues and other undervalued securities.

Q     WHAT ARE YOUR EXPECTATIONS FOR THE GENERAL MARKET AND, IN PARTICULAR, FOR
HIGH-YIELD BONDS GOING FORWARD?

A     We are optimistic about the prospects for the general economy as well as the high-yield market in 2001. The equity market's bumpy ride in recent months has helped investors take another look at bonds, including high-yield issues. In the first half of 2001, high-yield bonds outperformed many bond and equity categories, even with double-digit losses from the wire-line telecom subsector. In fact, if it were not for the hit from wire-line telecom issues, the high-yield market would have had the potential to deliver double-digit gains for the year to date. Although the wireline subsector won't likely shake its troubles soon, we remain bullish on the potential for most other high-yield bond sectors. At the same time, sharp cuts in short-term interest rates by the Federal Reserve Board should help to stimulate the sluggish U.S. economy, and this gives us hope for the economy's revival in the second half of 2001.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 5/31/01              ON 11/30/00
-------------------------------------------------------------------------------
    CORPORATE BONDS                     89.0%                    92.5%
 ...............................................................................
    FOREIGN BONDS                        8.7                      3.0
 ...............................................................................
    CASH AND EQUIVALENTS                 1.3                      0.1
 ...............................................................................
    U.S. GOVERNMENT OBLIGATIONS          0.7                      3.6
 ...............................................................................
    PREFERRED STOCKS                     0.3                      0.6
 ...............................................................................
    CONVERTIBLE PREFERRED STOCKS          --                      0.1
 ...............................................................................
    WARRANTS                              --                      0.1
-------------------------------------------------------------------------------
                                       100.0%                   100.0%

[PIE CHART] [PIE CHART]

CORPORATE LONG-TERM FIXED-INCOME SECURITIES RATINGS+

                                      ON 5/31/01              ON 11/30/00
--------------------------------------------------------------------------------
    AAA                                   --                        4%
 ................................................................................
    BBB                                    3%                       2
 ................................................................................
    BB                                    17                       17
 ................................................................................
    B                                     66                       64
 ................................................................................
    BELOW B                               12                       11
 ................................................................................
    NOT RATED                              2                        2
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                      ON 5/31/01              ON 11/30/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  5.7 years                6.3 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS
Representing 8.9 percent of the fund's total market value on May 31, 2001.

             HOLDINGS                                            PERCENT
------------------------------------------------------------------------
------------------------------------------------------------------------


1.           ALLIED WASTE NORTH AMERICA                           2.1%
------------------------------------------------------------------------


2.           NL INDUSTRIES                                        1.9%
------------------------------------------------------------------------


3.           RENAISSANCE MEDIA GROUP                              1.9%
------------------------------------------------------------------------


4.           TELEWEST COMMUNICATIONS                              1.6%
------------------------------------------------------------------------


5.           HMH PROPERTIES                                       1.4%
------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

SCUDDER HIGH INCOME TRUST
Portfolio of Investments at May 31, 2001 (unaudited)

    CASH EQUIVALENT--1.3%                                                                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
                                             Zurich Scudder Cash Management QP Trust,
                                               3.96%
                                             (Cost $3,235,648) (b)                         3,235,648      $  3,235,648
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--0.7%                                                  PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------
                                             U.S. Treasury Bonds, 15.75%, 11/15/2001
                                             (Cost $1,818,965)                            $1,700,000         1,789,777
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    FOREIGN BONDS--8.7%
--------------------------------------------------------------------------------------------------------------------------
                                             AES Drax Energy, Ltd., 11.628%,
                                               08/30/2010                                    500,000           543,750
                                             Australis Holdings, 15%, 11/01/2002*          2,750,000               275
                                             Communication Cellular SA, 14.125%,
                                               03/01/2005                                  2,100,000         1,806,000
                                             Diamond Cable Communications PLC, 13.25%,
                                               09/30/2004                                  1,115,000         1,014,650
                                             Esprit Telecom Group PLC:
                                               10.875%, 06/15/2008*                          430,000             9,138
                                               11.5%, 12/15/2007*                          2,020,000            42,925
                                             Euramax International PLC, 11.25%,
                                               10/01/2006                                  2,055,000         1,582,350
                                             Federative Republic of Brazil, 14.5%,
                                               10/15/2009                                  2,100,000         2,160,375
                                             Kappa Beheer BV, 10.625%, 07/15/2009          1,290,000         1,367,400
                                             MetroNet Communications Corp.:
                                               Step-up Coupon, 0% to 11/01/2002,
                                               10.75% to 11/01/2007                          410,000           378,180
                                               Step-up Coupon, 0% to 06/15/2003, 9.95%
                                               to 06/15/2008                               1,190,000           991,419
                                               10.625%, 11/01/2008                           700,000           768,155
                                               12%, 08/15/2007                               360,000           397,963
                                             Millar Western Forest Products Ltd.,
                                               9.875%, 05/15/2008                          1,195,000         1,099,400
                                             Millicom International Cellular SA,
                                               Step-up Coupon, 0% to 06/01/2001,
                                               13.5% to 06/01/2006                         3,370,000         3,100,400
                                             PTC International Finance,
                                               Step-up Coupon, 0% to 07/01/2002,
                                               10.75% to 07/01/2007                        1,330,000         1,130,500
                                             PTC International Finance II SA,
                                               11.25%, 12/01/2009                            240,000           244,800
                                             Rogers Cantel, 9.75%, 06/01/2016              1,965,000         1,984,650
                                             Star Choice Communications, Inc., 13%,
                                               12/15/2005                                    400,000           428,000
                                             Stone Container Corp., 11.5%, 08/15/2006        920,000           967,150
                                             TFM SA de CV, 10.25%, 06/15/2007              1,710,000         1,667,250
                                             Versatel Telecom:
                                               11.875%, 07/15/2009                           280,000           141,400
                                               13.25%, 05/15/2008                            690,000           355,350
                                             -----------------------------------------------------------------------------
                                             TOTAL FOREIGN BONDS
                                             (Cost $27,905,905)                                             22,181,480
                                             -----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

    CORPORATE BONDS--89.0%                                                             PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--16.4%
                                             Airgate PCS, Inc.,
                                               Step-up Coupon 0.0% to 10/01/2004,
                                               13.5% to 10/01/2009                        $1,200,000      $    753,000
                                             Allegiance Telecom, Inc., 12.875%,
                                               05/15/2008                                  1,960,000         1,813,000
                                             American Tower Corp., 9.375%, 02/01/2009      2,880,000         2,829,600
                                             Call-Net Enterprises, Inc.:
                                               Step-up Coupon, 0% to 08/15/2003, 8.94%
                                               to 08/15/2008                                 105,000            19,425
                                               Step-up Coupon, 0% to 05/15/2004, 10.8%
                                               to 05/15/2009                                 220,000            35,200
                                               9.375%, 05/15/2009                            480,000           141,600
                                             Crown Castle International Corp.:
                                               Step-up Coupon, 0% to 11/15/2002,
                                               10.625% to 11/15/2007                       1,920,000         1,646,400
                                               9.375%, 08/01/2011                            280,000           273,000
                                             Dobson Communications Corp., 10.875%,
                                               07/01/2010                                  1,370,000         1,400,825
                                             Dolphin Telecom PLC,
                                               Step-up Coupon, 0% to 05/15/2004, 14%
                                               to 05/15/2009*                              2,000,000            80,000
                                             Exodus Communications, 11.625%,
                                               07/15/2010                                  2,140,000         1,423,100
                                             FairPoint Communications, Inc., 12.5%,
                                               05/01/2010                                  1,940,000         1,755,700
                                             Global Crossing Holdings Ltd.:
                                               8.7%, 08/01/2007                              420,000           375,900
                                               9.5%, 11/15/2009                            2,010,000         1,819,050
                                               9.625%, 05/15/2008                            500,000           462,500
                                             Global Telesystems Group, 9.875%,
                                               02/15/2005                                    670,000           174,200
                                             ICG Holdings, Inc., 13.5%, 09/15/2005*        2,880,000           302,400
                                             Impsat Corp., 12.375%, 06/15/2008             1,945,000           778,000
                                             Insight Communications Co., Inc., 12.25%,
                                               02/15/2011                                  1,250,000           721,875
                                             Intermedia Communications of Florida,
                                               Inc.:
                                               Step-up Coupon, 0% to 07/15/2002,
                                               11.25% to 07/15/2007                        2,230,000         1,973,550
                                               12.5%, 05/15/2006                           1,220,000         1,220,000
                                             KMC Telecom Holdings, Inc.:
                                               Step-up Coupon, 0% to 02/15/2003, 12.5%
                                               to 02/15/2008                               2,200,000           165,000
                                               13.5%, 05/15/2009                           1,040,000           197,600
                                             Level 3 Communications, Inc.:
                                               Step-up Coupon, 0% to 12/01/2003, 10.5%
                                               to 12/01/2008                               2,750,000         1,100,000
                                               Step-up Coupon, 0% to 03/15/2005,
                                               12.875 to 03/15/2010                        1,760,000           580,800
                                               9.125%, 05/01/2008                            330,000           204,600
                                               11%, 03/15/2008                               130,000            87,750
                                             McLeod USA, Inc.:
                                               Step-up Coupon, 0% to 03/01/2002, 10.5%
                                               to 03/01/2007                                 750,000           510,000
                                               11.375%, 01/01/2009                           250,000           187,500
                                             Metromedia Fiber Network, Inc.:
                                               10%, 11/15/2008                               470,000           263,200
                                               10%, 12/15/2009                               650,000           364,000
                                             MGC Communications, 13%, 10/01/2004           1,530,000           918,000

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                             Nextel Communications, Inc.:
                                               Step-up Coupon, 0% to 02/15/2003, 9.95%
                                               to 02/15/2008                              $3,800,000      $  2,527,000
                                               Step-up Coupon, 0% to 09/15/2002,
                                               10.65% to 09/15/2007                        1,050,000           766,500
                                             Nextlink Communications, Inc.:
                                               Step-up Coupon, 0% to 06/01/2004,
                                               12.25% to 06/01/2009                        2,300,000           552,000
                                               12.5%, 04/15/2006                             330,000           168,300
                                             Price Communications Wireless, 9.125%,
                                               12/15/2006                                  1,630,000         1,695,200
                                             Primus Telecommunications Group:
                                               11.25%, 01/15/2009                            160,000            27,200
                                               11.75%, 08/01/2004                          1,000,000           170,000
                                               12.75%, 10/15/2009                          1,410,000           239,700
                                             SBA Communications Corp.:
                                               Step-up Coupon, 0% to 03/01/2008,
                                               10.25%, 02/01/2009                          1,190,000         1,157,275
                                               12% to 03/01/2008                             760,000           636,500
                                             Spectrasite Holdings, Inc.:
                                               Step-up Coupon, 0% to 04/15/2004,
                                               11.25% to 04/15/2009                        1,450,000           710,500
                                               Step-up Coupon, 0% to 07/15/2003, 12%
                                               to 07/15/2008                               2,420,000         1,439,900
                                             Telecorp PCS, Inc.:
                                               Step-up-Coupon, 0% to 04/15/2004,
                                               11.625% to 04/15/2009                         260,000           172,900
                                               10.625%, 07/15/2010                           710,000           697,575
                                             Teligent, Inc.,
                                               Step-up Coupon, 0% to 03/01/2003,
                                               11.50% to 03/01/2008*                         775,000             6,781
                                             Time Warner Telecom, Inc., 10.125%,
                                               02/01/2011                                  1,020,000           997,050
                                             Tritel PCS, Inc.,
                                               Step-up Coupon, 0% to 05/01/2004,
                                               12.75% to 05/15/2009                        3,080,000         2,102,100
                                             Triton Communications, LLC,
                                               Step-up Coupon, 0% to 05/01/2003,
                                               11% to 05/01/2008                           2,230,000         1,825,813
                                             Voicestream Wireless, 10.375%, 11/15/2009     1,310,000         1,496,675
                                             -----------------------------------------------------------------------------
                                                                                                            41,965,744
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.8%
                                             Congoleum Corp., 8.625%, 08/01/2008             710,000           426,000
                                             Del Webb Corp., 10.25%, 02/15/2010            1,000,000         1,045,000
                                             Dimac Corp., 12.5%, 10/01/2008*               1,420,000            14,200
                                             Fortress Group, 13.75%, 05/15/2003              360,000           190,800
                                             Hovnanian Enterprises, Inc., 9.75%,
                                               06/01/2005                                  2,920,000         2,868,900
                                             Lennar Corp., 9.95%, 05/01/2010               1,700,000         1,870,000
                                             Meritage Corp., 9.75%, 06/01/2011               430,000           434,300
                                             Nortek, Inc.:
                                               Series A, 8.875%, 08/01/2008                  280,000           270,200
                                               9.125%, 09/01/2007                            520,000           510,900
                                               9.875%, 03/01/2004                          2,570,000         2,595,700
                                             Ryland Group, Inc., 9.75%, 09/01/2010           630,000           661,500
                                             Standard Pacific Corp.:
                                               8%, 02/15/2008                                190,000           181,450
                                               8.5%, 04/01/2009                              290,000           284,200

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                             Toll Corp.:
                                               7.75%, 09/15/2007                          $  150,000      $    145,500
                                               8.125%, 02/01/2009                            100,000            98,250
                                               8.75%, 11/15/2006                             130,000           131,300
                                             WCI Communities, Inc., 10.625%,
                                               02/15/2011                                    430,000           452,575
                                             -----------------------------------------------------------------------------
                                                                                                            12,180,775
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--15.6%
                                             Advantica Restaurant Co., 11.25%,
                                               01/15/2008                                    625,815           388,005
                                             AFC Enterprises, 10.25%, 05/15/2007           3,250,000         3,396,250
                                             Ameristar Casinos, Inc., 10.75%,
                                               02/15/2009                                  1,070,000         1,112,800
                                             AMF Bowling, Inc:
                                               10.875%, 03/15/2006*                          980,000            78,400
                                               12.25%, 03/15/2006*                         2,882,000           230,560
                                             Avondale Mills, 10.25%, 05/01/2006            1,840,000         1,766,400
                                             Boca Resorts, Inc., 9.875%, 04/15/2009        2,820,000         2,848,200
                                             Choctaw Resort Development, 9.25%,
                                               04/01/2009                                    460,000           473,800
                                             Cinemark USA, Inc., 8.5%, 08/01/2008            200,000           156,000
                                             Color Tile, Inc., 10.75%, 12/15/2001*         1,260,000            12,600
                                             Eldorado Resorts, 10.5%, 08/15/2006             770,000           794,063
                                             Felcor Lodging LP (REIT), 8.5%,
                                               06/01/2011                                  1,260,000         1,244,250
                                             Finlay Enterprises, Inc., 9%, 05/01/2008        190,000           175,038
                                             Finlay Fine Jewelry Co., 8.375%,
                                               05/01/2008                                    680,000           633,250
                                             FRD Acquisition, 12.5%, 07/15/2004*             180,000            22,500
                                             Galey & Lord, Inc., 9.125%, 03/01/2008          990,000           554,400
                                             Guitar Center Management, 11%, 07/01/2006     1,324,000         1,317,380
                                             Harvey's Casino Resorts, 10.625%,
                                               06/01/2006                                  1,540,000         1,620,850
                                             Hasbro, Inc.:
                                               7.95%, 03/15/2003                             260,000           251,786
                                               8.5%, 03/15/2006                              260,000           243,310
                                             Hines Horticulture, Inc., 12.75%,
                                               10/15/2005                                  1,494,000         1,374,480
                                             HMH Properties, Inc., 8.45%, 12/01/2008       3,460,000         3,460,000
                                             Horseshoe Gaming Holdings, 8.625%,
                                               05/15/2009                                  1,180,000         1,193,275
                                             Horseshoe Gaming LLC, 9.375%, 06/15/2007        810,000           858,600
                                             Imperial Home Decor Group, Inc., 11%,
                                               03/15/2008*                                   680,000             3,400
                                             International Game Technology, 8.375%,
                                               05/15/2009                                  2,400,000         2,472,000
                                             Krystal, Inc., 10.25%, 10/01/2007             2,520,000         1,360,800
                                             Mandalay Resort Group:
                                               6.45%, 02/01/2006                             250,000           230,245
                                               9.5%, 08/01/2008                              380,000           402,800
                                             MGM Grand, Inc., 9.75%, 06/01/2007            1,590,000         1,705,275
                                             MGM Mirage, Inc., 8.5%, 09/15/2010            1,940,000         2,017,658
                                             Mohegan Tribal Gaming Authority:
                                               8.125%, 01/01/2006                          1,510,000         1,545,863
                                               8.75%, 01/01/2009                             830,000           859,050
                                             National Vision Association, Ltd.,
                                               12.75%, 10/15/2005*                         2,640,000         1,122,000
                                             Park Place Entertainment, Inc., 9.375%,
                                               02/15/2007                                  2,250,000         2,370,938
                                             Perkins Finance, LP, 10.125%, 12/15/2007      1,870,000         1,760,138
                                             Restaurant Co.,
                                               Step-up Coupon, 0% to 05/15/2003,
                                               11.25% to 05/15/2008                        1,440,000           576,000

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                             Sealy Mattress Co.,
                                               Step-up Coupon, 0% to 12/15/2002,
                                               10.875% to 12/15/2007                      $3,000,000      $  2,520,000
                                             Six Flags, Inc., 9.5%, 02/01/2009               560,000           580,300
                                             Specialty Retailers, Inc.:
                                               8.5%, 07/15/2005*                             290,000            60,900
                                               9%, 07/15/2007*                             1,340,000            13,400
                                             Station Casinos, Inc.:
                                               9.75%, 04/15/2007                             380,000           394,250
                                               10.125%, 03/15/2006                           833,000           864,571
                                             Venetian Casino, 12.25%, 11/15/2004             100,000           106,500
                                             -----------------------------------------------------------------------------
                                                                                                            45,172,285
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.0%
                                             Dyersburg Corp., 9.75%, 09/01/2007*             790,000            64,188
                                             Fleming Companies, Inc, 10.125%,
                                               04/01/2008                                  1,010,000         1,040,300
                                             Jafra Cosmetics International, Inc.,
                                               11.75%, 05/01/2008                          1,050,000         1,030,313
                                             Salton, Inc., 12.25%, 04/15/2008                990,000         1,014,750
                                             US Can Corp., 12.375%, 10/01/2010             1,890,000         1,937,250
                                             -----------------------------------------------------------------------------
                                                                                                             5,086,801
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.1%
                                             Airxcel, 11%, 11/15/2007                        430,000           212,850
                                             DeCrane Aircraft Holdings, Inc., 12%,
                                               09/30/2008                                  1,440,000         1,368,000
                                             Fairchild Corp., 10.75%, 04/15/2009             790,000           639,900
                                             Navistar International Corp., 9.375%,
                                               06/01/2006                                    300,000           304,500
                                             United Rentals, Inc., 9%, 04/01/2009          3,080,000         2,787,400
                                             -----------------------------------------------------------------------------
                                                                                                             5,312,650
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.9%
                                             Chesapeake Energy Corp., 8.125%,
                                               04/01/2011                                    590,000           575,250
                                             Continental Resources, Inc., 10.25%,
                                               08/01/2008                                    790,000           687,300
                                             EL Paso Energy LP, 8.5%, 06/01/2011           1,200,000         1,218,000
                                             Key Energy Services, Inc., 14%,
                                               01/15/2009                                    391,000           456,493
                                             Nuevo Energy Co., 9.375%, 10/01/2010          1,260,000         1,274,175
                                             Ocean Energy, Inc., 8.875%, 07/15/2007        1,020,000         1,083,750
                                             Parker Drilling Co., 9.75%, 11/15/2006          700,000           729,750
                                             Pen Holdings, Inc., 9.875%, 06/15/2008           50,000            30,500
                                             Plains Resources, Inc., 10.25%,
                                               03/15/2006                                  1,500,000         1,552,500
                                             Pride International, Inc., 10%,
                                               06/01/2009                                    980,000         1,097,600
                                             R&B Falcon Corp., 9.5%, 12/15/2008              460,000           533,719
                                             Stone Energy Corp., 8.75%, 09/15/2007           540,000           556,200
                                             Triton Energy, 8.875%, 10/01/2007               670,000           700,150
                                             -----------------------------------------------------------------------------
                                                                                                            10,495,387
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--4.5%
                                             Carlyle High Yield Partners, 12.24%,
                                               05/31/2007                                  2,000,000         1,949,000
                                             Eaton Vance CDO II, 13.68%, 07/15/2012        2,300,000         2,231,000
                                             Golden Tree High Yield, Series 144A,
                                               13.054%, 10/31/2007                         2,000,000         2,013,400
                                             -----------------------------------------------------------------------------
                                                                                                             6,193,400
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--1.8%
                                             Dade International, Inc., 11.125%,
                                               05/01/2006*                                   730,000            36,500
                                             Magellan Health Services, Inc., 9.0%,
                                               02/15/2008                                    870,000           824,325

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                             Mariner Post-Acute Network, Inc.:
                                               Step-up Coupon, 0% to 11/01/2002, 10.5%
                                               to 11/01/2007*                             $2,520,000      $     12,600
                                               10.5%, 08/01/2006                           1,100,000         1,091,750
                                             MEDIQ, Inc., 11.00%, 06/01/2008*                240,000             2,400
                                             Tenet Healthcare Corp., 9.25%, 09/01/2010     1,420,000         1,611,700
                                             Triad Hospitals, Inc., 8.75%, 05/01/2009      1,000,000         1,026,250
                                             -----------------------------------------------------------------------------
                                                                                                             4,605,525
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--13.9%
                                             Agriculture, Mining and Chemicals, Inc.,
                                               10.75%, 09/30/2003                            680,000           595,000
                                             Atlantis Group, Inc., 11%, 02/15/2003         1,605,000         1,412,400
                                             Berry Plastics Corp., 12.25%, 04/15/2004      2,900,000         2,871,000
                                             BPC Holdings Corp., 12.5%, 06/15/2006           711,568           483,866
                                             Day International Group, Inc., 11.125%,
                                               06/01/2005                                  1,390,000         1,424,750
                                             Delco Remy International:
                                               10.625%, 08/01/2006                         1,500,000         1,545,000
                                               11%, 05/01/2009                               500,000           520,000
                                             Eagle-Picher Holdings, Inc., 9.375%,
                                               03/01/2008                                  1,340,000           904,500
                                             Flowserve Corp., 12.25%, 08/15/2010           1,520,000         1,643,500
                                             Foamex, LP, 13.5%, 08/15/2005                   910,000           632,450
                                             Fonda Group, 9.5%, 03/01/2007                 1,330,000         1,105,563
                                             Gaylord Container Corp., 9.75%,
                                               06/15/2007                                  2,300,000         1,633,000
                                             Grove Investors
                                               14.5%, 05/01/2010*                            537,303                 0
                                             Grove Worldwide LLC:
                                               Step-up Coupon, 0% to 05/01/2003,
                                               9.25%, 05/01/2008*                            860,000            17,200
                                               11.625% to 05/01/2009*                        180,000               675
                                             Hayes Wheels International, Inc., 11%,
                                               07/15/2006                                  2,590,000         2,356,900
                                             Huntsman Package, 11.75%, 12/01/2004          2,030,000         1,563,100
                                             Knoll, Inc., 10.875%, 03/15/2006              1,575,000         1,575,000
                                             Motors and Gears, Inc., 10.75%,
                                               11/15/2006                                    440,000           431,200
                                             NL Industries, Inc., Senior Note, 11.75%,
                                               10/15/2003                                  5,063,000         4,961,740
                                             Plainwell, Inc., 11%, 03/01/2008*               590,000             5,900
                                             Printpack, Inc., 10.625%, 08/15/2006          1,020,000         1,045,500
                                             Riverwood International Corp., 10.875%,
                                               04/01/2008                                  3,325,000         3,250,181
                                             SF Holdings Group, Inc.,
                                               Step-up Coupon,
                                               0% to 03/15/2003,
                                               12.75% to 03/15/2008                        1,330,000           598,500
                                             Stone Container, 9.75%, 02/01/2011            1,330,000         1,389,850
                                             Tenneco Automotive, Inc., 11.625%,
                                               10/15/2009                                    505,000           239,875
                                             Terex Corp.:
                                               8.875%, 04/01/2008                            330,000           318,450
                                               10.375%, 04/01/2011                         1,520,000         1,573,200
                                             Terra Industries, Inc., 10.5%, 06/15/2005       630,000           533,138
                                             Texas Petrochemicals, 11.125%, 07/01/2006       900,000           792,000
                                             -----------------------------------------------------------------------------
                                                                                                            35,423,438

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--13.7%
                                             Adelphia Communications Corp., 10.875%,
                                               10/01/2010                                 $1,700,000      $  1,793,500
                                             American Lawyer Media, Inc.:
                                               Step-up Coupon,
                                               0% to 12/15/2002,
                                               12.25% to 12/15/2008                        1,840,000         1,196,000
                                               9.75%, 12/15/2007                           1,490,000         1,400,600
                                             AMFM, Inc., 8%, 11/01/2008                      940,000           974,075
                                             Avalon Cable Holdings LLC,
                                               Step-up Coupon 0% to 12/01/2003,
                                               11.875% to 12/01/2008                         910,000           707,525
                                             Charter Communications Holdings, 11.75%,
                                               05/15/2011                                  3,600,000         2,124,000
                                             Comcast UK Cable Partners, Ltd., 11.2%,
                                               11/15/2007                                  3,580,000         2,864,000
                                             CSC Holdings, Inc.:
                                               7.875%, 12/15/2007                            100,000           101,075
                                               9.875%, 02/15/2013                            840,000           892,500
                                               10.5%, 05/15/2016                           1,965,000         2,186,063
                                             Echostar DBS Corp., 9.25%, 02/01/2006         3,110,000         3,133,325
                                             Frontiervision LP, 11%, 10/15/2006              840,000           867,300
                                             Interep National Radio Sales, Inc., 10%,
                                               07/01/2008                                  1,800,000         1,458,000
                                             Outdoor Systems, Inc.:
                                               8.875%, 06/15/2007                            530,000           565,113
                                               9.375%, 10/15/2006                            760,000           803,700
                                             Panavision, Inc.,
                                               Step-up Coupon, 0% to 02/01/2002,
                                               9.625% to 02/01/2006                          450,000           180,000
                                             Renaissance Media Group,
                                               Step-up Coupon, 0% to 04/15/2003,
                                               10% to 04/15/2008                           6,090,000         4,864,388
                                             Sinclair Broadcast Group, 10%, 09/30/2005     1,300,000         1,313,000
                                             TeleWest Communications, PLC:
                                               11% to 10/01/2007                           4,290,000         4,096,950
                                               11.25%, 11/01/2008                          1,570,000         1,570,000
                                             Transwestern Publishing:
                                               Step-up Coupon, 0% to 11/15/2002,
                                               11.875% to 11/15/2008                         250,000           209,375
                                               9.625%, 11/15/2007                            500,000           501,250
                                             United International Holdings,
                                               Step-up Coupon, 0% to 02/15/2003,
                                               10.75% to 02/15/2008                        1,480,000           636,400
                                             United Pan-Europe Communications,
                                               10.875%, 11/01/2007                           850,000           469,625
                                             -----------------------------------------------------------------------------
                                                                                                            34,907,764
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.8%
                                             GS Technologies:
                                               12%, 09/01/2004*                            1,670,000            25,050
                                               12.25%, 10/01/2005*                         1,430,000            10,725
                                             Lone Star Technologies, Inc., 9%,
                                               06/01/2011                                    290,000           292,175
                                             Metal Management, Inc., 10%, 05/15/2008*        960,000            14,400
                                             Metals USA, Inc., 8.625%, 02/15/2008            960,000           654,000
                                             MMI Products, Inc., 11.25%, 04/15/2007          915,000           894,413
                                             Republic Technologies International,
                                               13.75%, 07/15/2009*                         1,920,000           211,200
                                             -----------------------------------------------------------------------------
                                                                                                             2,101,963
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--6.1%
                                             Allied Waste North America, Inc., 10%,
                                               08/01/2009                                  5,260,000         5,430,950
                                             Avis Group Holdings, Inc., 11%,
                                               05/01/2009                                  1,440,000         1,623,600

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                             Coinmach Corp., 11.75%, 11/15/2005           $2,660,000      $  2,739,800
                                             Integrated Electrical Services, Inc.,
                                               9.375%, 02/01/2009                            640,000           636,000
                                             Kindercare Learning Centers, Inc., 9.5%,
                                               02/15/2009                                    920,000           901,600
                                             La Petite Academy, Inc., 10%, 05/15/2008      1,800,000         1,224,000
                                             NTL, Inc., 11.5%, 02/01/2006                  2,130,000         1,757,250
                                             Primedia Inc., 8.875%, 05/15/2011               870,000           843,900
                                             Spincycle, Inc., 12.75%, 05/01/2005           1,110,000            94,350
                                             United Rentals, Inc., 10.75%, 04/15/2008        250,000           260,625
                                             -----------------------------------------------------------------------------
                                                                                                            15,512,075
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.1%
                                             PSINet, Inc., 11.5%, 11/01/2008*              2,570,000           257,000
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.5%
                                             Petro Stopping Centers, 10.5%, 02/01/2007     1,490,000         1,296,300
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.8%
                                             AES Corp., 9.375%, 09/15/2010                 2,090,000         2,134,413
                                             Azurix Corp.:
                                               10.375%, 02/15/2007                           570,000           584,250
                                               10.75%, 02/15/2010                          1,940,000         2,007,900
                                             Calpine Corp.:
                                               7.75%, 04/15/2009                           1,170,000         1,116,742
                                               8.5%, 02/15/2011                            1,070,000         1,061,151
                                             -----------------------------------------------------------------------------
                                                                                                             6,904,456
                                             -----------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $273,877,324)                                           227,415,563
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS--0.0%                                                      SHARES
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.0%
      TELEPHONE/COMMUNICATIONS
                                             World Access, Inc., "D"
                                             (Cost $748,550)                                     502            25,084
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS--0.3%
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.3%
      BROADCASTING & ENTERTAINMENT
                                             Sinclair Capital
                                             (Cost $950,000)                                   9,500           855,000
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--0.0%
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.0%
      TELEPHONE/COMMUNICATIONS
                                             ICG Communications, Inc.*                         4,950               569
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
      CONTAINERS & PAPER
                                             SF Holdings Group, Inc.*                            266             1,330
                                             -----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $79,240)                                                      1,899
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    WARRANTS*--0.0%
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATION--0.0%
      TELEPHONE/COMMUNICATIONS
                                             Benedek Communications Corp.                      5,000             2,500
                                             Communication Cellular                            2,000            20,000
                                             Econophone, Inc.                                    830                 8
                                             KMC Telecom Holdings, Inc.                        1,240                12
                                             Primus Telecommunications Group                     600                 6
                                             -----------------------------------------------------------------------------
                                                                                                                22,526

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
      BUILDING MATERIALS--0.0%
                                             Waxman Industries, Inc.                          55,106      $        551
                                             -----------------------------------------------------------------------------

      HOMEBUILDING--0.0%
                                             Capital Pacific Holdings                          3,634               363
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
      AEROSPACE
                                             Decrane Holdings Co.                              1,640                16
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
      OIL/GAS TRANSMISSION
                                             Empire Gas Corp.                                  1,794             1,794
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.0%
      OTHER FINANCIAL COMPANIES
                                             Ono Finance PLC                                   1,380            55,200
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.0%
      CABLE TELEVISION
                                             Australis Holdings                                2,820                 0
                                             UIH Australia Pacific, Inc.                         710               178
                                             -----------------------------------------------------------------------------
                                                                                                                   178
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
      STEEL & METALS
                                             Gulf States Steel                                 1,500                15
                                             Republic Technologies International               2,800                19
                                             -----------------------------------------------------------------------------
                                                                                                                    34
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
      MISCELLANEOUS CONSUMER
      SERVICES--0.0%
                                             Spincycle, Inc.                                   1,110                11
                                             -----------------------------------------------------------------------------

      PRINTING/PUBLISHING--0.0%
                                             American Banknote Corp.                             720                 0
                                             -----------------------------------------------------------------------------
                                             TOTAL WARRANTS
                                             (Cost $315,366)                                                    80,673
                                             -----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $308,930,998)(a)                                       $255,585,124
                                             -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $309,019,201. At May 31, 2001, net unrealized depreciation for all securities based on tax cost was $53,434,077. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,275,063 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $59,709,140.

(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001 (unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value
(cost $308,930,998)                                             $255,585,124
----------------------------------------------------------------------------
Receivable for investments sold                                      482,042
----------------------------------------------------------------------------
Dividends receivable                                                  27,609
----------------------------------------------------------------------------
Interest receivable                                                5,581,439
----------------------------------------------------------------------------
TOTAL ASSETS                                                     261,676,214
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Dividends payable                                                  2,095,780
----------------------------------------------------------------------------
Payable for investments purchased                                  1,274,575
----------------------------------------------------------------------------
Notes payable                                                     65,000,000
----------------------------------------------------------------------------
Interest payable                                                     145,589
----------------------------------------------------------------------------
Accrued management fee                                               123,224
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   33,837
----------------------------------------------------------------------------
Other accrued expenses and payables                                   45,056
----------------------------------------------------------------------------
Total liabilities                                                 68,718,061
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $192,958,153
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $ (1,548,936)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments        (53,345,874)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (38,285,448)
----------------------------------------------------------------------------
Paid-in-capital                                                  286,138,411
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $192,958,153
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($192,958,153 / 30,595,856
outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                 $6.31
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends                                                       $    55,308
---------------------------------------------------------------------------
Interest                                                         14,884,143
---------------------------------------------------------------------------
Total income                                                     14,939,451
---------------------------------------------------------------------------
Expenses:
Management fee                                                      823,414
---------------------------------------------------------------------------
Services to shareholders                                             44,437
---------------------------------------------------------------------------
Custodian fees                                                        3,669
---------------------------------------------------------------------------
Auditing                                                             19,387
---------------------------------------------------------------------------
Legal                                                                57,356
---------------------------------------------------------------------------
Trustees' fees and expenses                                           8,399
---------------------------------------------------------------------------
Reports to shareholders                                              20,644
---------------------------------------------------------------------------
Interest expense                                                  1,672,492
---------------------------------------------------------------------------
Other                                                                21,048
---------------------------------------------------------------------------
Total expenses, before expense reductions                         2,670,846
---------------------------------------------------------------------------
Expense reductions                                                   (1,796)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          2,669,050
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                            12,270,401
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investments                        (7,449,210)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   15,621,516
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        8,172,306
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $20,442,707
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                 ENDED               YEAR
                                                                MAY 31,             ENDED
                                                                  2001           NOVEMBER 30,
                                                              (UNAUDITED)            2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------
Operations:
Net investment income                                         $ 12,270,401       $ 27,206,756
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                        (7,449,210)       (12,027,047)
---------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                  15,621,516        (40,641,510)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      20,442,707        (25,461,801)
---------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                     (13,910,175)       (29,380,072)
---------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                    1,216,220          2,721,197
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     1,216,220          2,721,197
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                7,748,752        (52,120,676)
---------------------------------------------------------------------------------------------
Net assets at beginning of period                              185,209,401        237,330,077
---------------------------------------------------------------------------------------------
NET ASSETS AT END OF YEAR (including accumulated
distributions in excess of and undistributed net investment
income of ($1,548,936) and $90,838, respectively)             $192,958,153       $185,209,401
---------------------------------------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                       30,434,489         30,079,221
---------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends         161,367            355,268
---------------------------------------------------------------------------------------------
Shares outstanding at end of period                             30,595,856         30,434,489
---------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
Six months ended May 31, 2001 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------
Investment income received                                      $ 12,342,534
----------------------------------------------------------------------------
Payment of operating expenses                                       (647,055)
----------------------------------------------------------------------------
Proceeds from sale and maturities of investments                  49,104,549
----------------------------------------------------------------------------
Purchases of investments                                         (63,107,011)
----------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                             (2,306,983)
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)            (12,693,955)
----------------------------------------------------------------------------
Net increase of loan principal                                    15,000,000
----------------------------------------------------------------------------
Cash provided by financing activities                              2,306,045
----------------------------------------------------------------------------
Decrease in cash                                                        (938)
----------------------------------------------------------------------------
Cash at beginning of period                                              938
----------------------------------------------------------------------------
CASH AT END OF PERIOD                                           $          0
----------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
PROVIDED BY OPERATING ACTIVITIES
----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $ 20,442,707
----------------------------------------------------------------------------
Net increase in investments                                      (26,516,717)
----------------------------------------------------------------------------
Decrease in dividends and interest receivable                        561,507
----------------------------------------------------------------------------
Decrease in receivable for investments sold                           71,213
----------------------------------------------------------------------------
Increase in payable for investments purchased                      1,107,378
----------------------------------------------------------------------------
Increase in dividends and interest payable                         2,061,120
----------------------------------------------------------------------------
Decrease in accrued expenses and payables                            (34,191)
----------------------------------------------------------------------------
CASH USED BY OPERATING ACTIVITIES                               $ (2,306,983)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                            SIX MONTHS
                                              ENDED                   YEAR ENDED NOVEMBER 30,
                                           MAY 31, 2001   -----------------------------------------------
                                           (UNAUDITED)     2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $6.09         7.89      8.94      9.44      9.20      8.73
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                            .40(a)       .90(a)     .95(a)     .92     .91       .91
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                       .28        (1.73)     (.96)     (.52)      .23       .46
---------------------------------------------------------------------------------------------------------
Total from investment operations                 .68         (.83)     (.01)      .40      1.14      1.37
---------------------------------------------------------------------------------------------------------
Distributions from net investment income        (.46)        (.97)     (.92)     (.90)     (.90)     (.90)
---------------------------------------------------------------------------------------------------------
Dilution resulting from the rights
offering at market value (b)                      --           --      (.12)       --        --        --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $6.31         6.09      7.89      8.94      9.44      9.20
---------------------------------------------------------------------------------------------------------
Market value, end of period                    $8.07         7.19      8.63      9.88     10.19     10.00
---------------------------------------------------------------------------------------------------------
TOTAL RETURN
---------------------------------------------------------------------------------------------------------
Based on net asset value (%)                   10.20**     (12.57)    (1.86)(b)    4.38   12.99     16.56
---------------------------------------------------------------------------------------------------------
Based on market value (%)                      19.22**      (5.45)    (2.87)(b)    6.50   11.98     16.12
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           193          185       237       214       223       215
---------------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest
expense (before expense reductions) (%)         1.03*        1.07      1.28       .99      1.01      1.00
---------------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest
expense (after expense reductions) (%)          1.03*        1.07      1.28       .99      1.01      1.00
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  2.75*        2.74      2.32      1.55      1.56      1.59
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  2.75*        2.73      2.32      1.55      1.56      1.59
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)             12.66*       12.32     11.21     10.01      9.84     10.33
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       41*          65        45        83        79        74
---------------------------------------------------------------------------------------------------------
Total debt outstanding at end of period
($ thousands)                                 65,000       50,000    55,000    20,000    20,000    20,000
---------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt            $ 3,969        4,704     5,315    11,700    12,100    11,700
---------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

(b) During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder High Income Trust (the "Fund"), formerly
                             Kemper High Income Trust, is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $27,422,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2002 ($8,767,000), November 30, 2003 ($5,908,000),
                             November 30, 2005 ($152,000), November 30, 2007
                             ($3,509,000) and November 30, 2008 ($9,086,000),
                             the expiration dates, which ever occurs first. In addition, from November 1, 2000 through November 30, 2000 the Fund incurred approximately $3,290,000 of net realized capital losses. As permitted by tax

NOTES TO FINANCIAL STATEMENTS

                             regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2001. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high-yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

--------------------------------------------------------------------------------

2    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $61,219,741

                             Proceeds from sales                      49,033,336

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $823,414 for the six months ended
                             May 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company, ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $15,619 for the six months ended May 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of the Advisor. For the six months ended May 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $8,399 to independent trustees.

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust does not receive a management fee for the Fund's investment in the Trust. Distributions from the Trust to the Fund for the six-months ended May 31, 2001, totaled $18,004 and are reflected as dividend income on the statement of operations.

--------------------------------------------------------------------------------

4    NOTES PAYABLE           The notes payable represents loans of $65,000,000
                             from Bank of America and State Street Bank and
                             Trust Company at May 31, 2001. The notes bear interest at the London Interbank Offered Rate plus
                             .45% (4.48% at May 31, 2001) which is payable quarterly. The loan amounts and rates are reset periodically under a credit facility which is available until April 1, 2002. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended May 31, 2001 was $51,483,516 with a weighted average interest rate of 6.27%.

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian and transfer agent fees were reduced by $781 and $1,015 respectively, under this arrangement.

--------------------------------------------------------------------------------

6    ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder High Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                                  For        Withheld
      John W. Ballantine       24,687,709     21,593
      Lewis A. Burnham         24,686,014     21,593
      Mark Casady              24,681,852     21,593
      Linda C. Coughlin        24,693,603     21,593
      Donald L. Dunaway        24,694,588     21,593
      James R. Edgar           24,659,803     21,593
      William F. Glavin        24,638,490     21,593
      Robert B. Hoffman        24,683,829     21,593
      Shirley D. Peterson      24,688,274     21,593
      Fred B. Renwick          24,656,317     21,593
      William P. Sommers       24,681,312     21,593
      John G. Weithers         24,707,523     21,593

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against
      24,722,806  238,384

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee and Vice President        Vice President and                Secretary
                                  Assistant Secretary
JAMES R. EDGAR                                                      CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           KATHRYN L. QUIRK                  Assistant Treasurer
                                  Vice President
FREDERICK T. KELSEY
Trustee                           HARRY E. RESIS, JR.
                                  Vice President
FRED B. RENWICK
Trustee

JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         SCUDDER INVESTMENT SERVICE COMPANY
                                      P.O. Box 419066
                                      Kansas City, MO 64141
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
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